Exhibit 99.1

EA REPORTS THIRD QUARTER FISCAL YEAR 2009 RESULTS

Quality Scores Rise in Calendar 2008

Cost-Reduction Initiatives to Result in Significantly

Lower Operating Expenses in Fiscal 2010

REDWOOD CITY, CA – February 3, 2009 – Electronic Arts Inc. (NASDAQ: ERTS) today announced preliminary financial results for its fiscal third quarter ended December 31, 2008.

Fiscal Third Quarter Results (comparisons are to the quarter ended December 31, 2007)

GAAP net revenue for the third quarter was $1.65 billion, up $151 million as compared with $1.50 billion for the prior year. During the quarter, EA had a net deferral of $88 million of net revenue related to certain online-enabled packaged goods games and digital content as compared with $231 million in the prior year.

Non-GAAP net revenue was $1.74 billion, as compared with $1.73 billion for the prior year. Sales were driven by FIFA 09, Rock Band™ 2, Need for Speed™ Undercover, Rock Band, Left 4 Dead™, Dead Space™, Madden NFL 09, LITTLEST PET SHOP, NBA Live 09 and Mirror’s Edge™.

GAAP net loss for the quarter was $641 million, including certain charges, as compared with a net loss of $33 million for the prior year. Diluted loss per share was $2.00 as compared with diluted loss per share of $0.10 for the prior year. During the quarter, the Company recorded an estimated pre-tax goodwill impairment charge of $368 million related to its wireless business and a $244 million charge for a valuation allowance reserve on certain deferred tax assets.

Non-GAAP net income was $179 million as compared with non-GAAP net income of $290 million a year ago. Non-GAAP diluted earnings per share were $0.56 as compared with non-GAAP diluted earnings per share of $0.90 for the prior year.

Trailing-twelve-month operating cash flow was $82 million as compared with $267 million a year ago. The Company ended the quarter with cash and short-term investments of $2.0 billion.

“Our holiday quarter came in below our expectations and we have significantly reduced our financial outlook for fiscal 2009, a clear disappointment,” said John Riccitiello, Chief Executive Officer. “We delivered on game quality and innovation in calendar 2008, with 13 titles rated 80 or above – more than any third-party publisher. We expect to build on this great quality record in the year ahead while delivering more profitability.”

As a part of an overall cost reduction program, the Company is reducing its workforce by approximately 11%, or 1,100 people, closing 12 facilities, narrowing its product portfolio and cutting other variable costs. The Company expects to incur total restructuring charges, including severance and facility closures, of $65 to $75 million, which will be recorded over the next twelve months.

“Given our recent performance and the current economic environment, we are aligning our cost structure with a lower projection of revenue, resulting in approximately $500 million of operating expense reductions in fiscal 2010 as compared with our previous plans,” said Eric Brown, Chief Financial Officer.

Highlights

¡	EA was the leading publisher in North America with approximately 20 percent segment share according to NPD. In Europe, EA was number two behind Nintendo with an estimated 16 percent segment share.
¡	EA had 13 titles rated 80 or above in calendar 2008 – up from seven a year ago.
¡	FIFA 09 was EA’s best selling title with 7.8 million copies and charted at number one across all platforms in Europe in the holiday quarter.
¡	Rock Band was the number one title across all platforms in North America for calendar 2008, based on NPD data.
¡

Need for Speed Undercover sold 5.2M copies. For fiscal year 2010, the Company will launch three separate versions of Need For Speed (NFS), NFS Shift for the PLAYSTATION®3 computer entertainment system and Xbox 360® video game and entertainment system, NFS Nitro for the Wii™ and Nintendo DS™ and NFS World Online for the PC.

¡	LITTLEST PET SHOP sold 2.8 million copies on the Nintendo DS, Wii and PC. In the holiday quarter, it was a top-five title on the Nintendo DS in Europe and North America, based on NPD data.
¡	Warhammer® Online: Age of Reckoning®, an MMO from EA’s Mythic Entertainment studio, ended the quarter with over 300K paying subscribers in North America and Europe.
¡	EA’s digital direct-to-consumer revenue, which includes online and wireless, was $313 million year-to-date, up 27 percent year-over-year.
¡	Pogo™ achieved an all-time high of 1.7M paying subscribers in the quarter.
¡	EA Mobile™ is the world’s leading publisher of games for phones – with revenue of $50 million in the quarter – up 28 percent year-over-year.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of February 3, 2009. Results may be materially different and are affected by many factors, including: development delays on EA’s products; competition in the industry; the health of the economy in the U.S. and abroad and the related impact on discretionary consumer spending; changes in anticipated costs; expected savings and impact on EA’s operations of the Company’s cost reduction plan; consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; changes in foreign exchange rates; the financial impact of potential future acquisitions by EA; the popular appeal of EA’s products; EA’s effective tax rate; and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

The Company updated its fiscal year 2009 guidance and provided initial guidance for fiscal year 2010.

Fiscal Year Expectations – Ending March 31, 2009

¡	GAAP net revenue is expected to be between $4.2 and $4.25 billion.
¡	Non-GAAP net revenue is expected to be approximately $4.1 billion.

¡	GAAP diluted loss per share is expected to be between $3.29 and $3.56.
¡	Non-GAAP diluted loss per share is expected to be approximately $0.35.
¡	For purposes of calculating fiscal year 2009 GAAP and non-GAAP loss per share, the Company estimates a share count of 321 million shares.
¡	Expected non-GAAP net loss excludes the following pre-tax items (other than the difference in the Company’s GAAP and non-GAAP tax expenses) from expected GAAP net loss:
—	$(150) to $(100) million for the impact of the change in deferred net revenue (packaged goods and digital content),
—	$368 million of estimated goodwill impairment,
—	$206 million of estimated stock-based compensation,
—	$21 million of certain abandoned acquisition related costs
—	$75 million of amortization of intangible assets,
—	$60 to $70 million of restructuring charges,
—	$67 million of losses on strategic investments,
—	$3 million in acquired-in process technology, and
—	$295 to $320 million in difference between the Company’s GAAP and non-GAAP tax expenses.

The Company’s updated fiscal year 2009 revenue guidance is lower than its previously announced guidance primarily as a result of weaker than expected sales, the Company’s decision to release certain titles, including The Sims 3, Godfather 2 and Dragon Age on the PC in fiscal 2010 (rather than in fiscal 2009), and the strengthening of the US dollar.

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results. The Company expects its GAAP tax expense to be approximately $250 to $275 million for fiscal 2009.

Fiscal Year Expectations – Ending March 31, 2010

¡	GAAP net revenue is expected to be between $4.2 and $4.35 billion.
¡	Non-GAAP net revenue is expected to be approximately $4.3 billion.
¡	GAAP diluted earnings (loss) per share are expected to be between a loss per share of $0.05 and earnings per share of $0.40.
¡	Non-GAAP diluted earnings per share are expected to be approximately $1.00.
¡	For purposes of calculating fiscal year 2010 GAAP and non-GAAP earnings (loss) per share, the Company estimates a share count of 323 million shares.
¡	Expected non-GAAP net income excludes the following pre-tax items from expected GAAP net income (other than the difference in the Company’s GAAP and non-GAAP tax expenses):
—	$100 to $(50) million for the impact of the change in deferred net revenue (packaged goods and digital content),
—	$185 million of estimated stock-based compensation,
—	$85 million of amortization of intangible assets,
—	$40 to $55 million of restructuring charges, and
—	$(65) to $(85) million in difference between the Company’s GAAP and non-GAAP tax expenses.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal third quarter ended December 31, 2008 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 874-1565, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until February 10, 2009 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items, as applicable in a given reporting period, from the Company’s unaudited condensed consolidated statements of operations:

¡	Amortization of intangibles
¡	Stock-based compensation
¡	Acquired in-process technology
¡	Restructuring charges
¡	Losses on strategic investments
¡	Change in deferred net revenue (packaged goods and digital content)
¡	Certain abandoned acquisition-related costs
¡	Estimated goodwill impairment

Through the end of fiscal 2008, Electronic Arts made certain income tax adjustments to its non-GAAP financial measures to reflect the income tax effects of each of the items it excluded from its pre-tax non-GAAP financial measures, as well as certain discrete one-time income tax adjustments. This approach was consistent with how the Company evaluated operating performance, planned, forecasted and analyzed future periods, and assessed the performance of its management team.

In fiscal 2009, the Company began using a fixed, long-term projected tax rate of 28 percent internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company has applied the same 28 percent tax rate to its fiscal 2009 non-GAAP financial results.

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts was no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company began recognizing the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts defers the recognition of a significant portion of its net revenue as a result of this change, there has been no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

Certain Abandoned Acquisition-Related Costs. Electronic Arts incurred significant legal, banking and other consulting fees related to the Company’s proposed acquisition and related cash tender offer for all of the outstanding shares of Take-Two Interactive Software, Inc. On August 18, 2008, the Company allowed the tender offer to expire without purchasing any shares of Take-Two and, on September 14, 2008, the Company announced that it had terminated discussions with, and would not be making a proposal to acquire, Take-Two. The costs incurred in connection with the abandoned proposal and tender offer were outside the ordinary course of business and will be excluded by the Company when assessing the performance of its management team. As such, the Company believes it is appropriate to exclude such expenses from its non-GAAP financial measures.

Estimated Goodwill Impairment. Adverse economic conditions, including the decline in the Company’s market capitalization and expected financial performance, indicated that a potential impairment of goodwill existed during the three months ended December 31, 2008. As a result, the Company performed goodwill impairment tests for its reporting units in accordance with SFAS No. 142, “Goodwill and Other Intangible Assets” and determined that goodwill related to its mobile reporting unit was impaired. As the Company excludes the GAAP impact of acquired intangible assets (such as goodwill) from its financial results when analyzing the operating performance of an acquisition in subsequent periods, Electronic Arts believes it is appropriate to exclude estimated goodwill impairment charges from its non-GAAP financial measures.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates relating to operating expense reductions in fiscal year 2010, charges that the Company will incur in connection with its restructuring plan and estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the Company’s ability to successfully implement its cost reduction plans; sales of the Company’s titles during the remainder of fiscal year 2009 and fiscal year 2010; the general health of the U.S. and global economy and the related impact on discretionary consumer spending; fluctuations in foreign exchange rates; consumer spending trends; the Company’s ability to manage expenses during the remainder of the fiscal year and beyond; the competition in the interactive entertainment industry; the effectiveness of the Company’s sales and marketing programs; timely development and release of Electronic Arts’ products; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360® video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the financial impact of potential future acquisitions by EA; the Company’s ability to realize the anticipated benefits of acquisitions; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; the performance of strategic investments; the impact of certain accounting requirements, such as the Company’s ability to estimate and recognize goodwill impairment charges and make tax valuation allowances; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. These forward-looking statements speak only as of February 3, 2009. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2008.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the Company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, wireless devices and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS™, EA™, EA SPORTS Freestyle ™ and POGO™. In fiscal 2008, EA posted GAAP net revenue of $3.67 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922
tgugler@ea.com	jbrown@ea.com

EA, EA SPORTS, EA SPORTS Freestyle, EA Mobile, POGO, Need for Speed, and Dead Space are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Mirror’s Edge is a trademark or registered trademark of EA Digital Illusions CE AB. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. Warhammer, Warhammer Online and Age of Reckoning are either ®, ™ and/or © Games Workshop Ltd 2000-2008. John Madden, NFL, FIFA, and NBA are trademarks or registered trademarks of their respective owners and used with permission. Xbox and Xbox 360 are trademarks of the Microsoft group of companies and are used under license from Microsoft. “PlayStation” and “PLAYSTATION” are registered trademarks of Sony Computer Entertainment Inc. Wii and Nintendo DS are trademarks of Nintendo. All other trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Net revenue	$1,654	$1,503	$3,352	$2,537
Cost of goods sold	925	782	1,778	1,342

Gross profit	729	721	1,574	1,195

Operating expenses:
Marketing and sales	250	213	575	459
General and administrative	82	95	258	250
Research and development	299	321	1,027	829
Acquired in-process technology	1	-	3	-
Amortization of intangibles	15	7	46	21
Certain abandoned acquisition-related costs	-	-	21	-
Goodwill impairment	368	-	368	-
Restructuring charges	18	78	41	85

Total operating expenses	1,033	714	2,339	1,644

Operating income (loss)	(304)	7	(765)	(449)

Losses on strategic investments	(27)	(12)	(67)	(12)
Interest and other income, net	14	32	36	90

Income (loss) before provision for (benefit from) income taxes	(317)	27	(796)	(371)

Provision for (benefit from) income taxes	324	60	250	(10)

Net loss	$(641)	$(33)	$(1,046)	$(361)

Loss per share
Basic and diluted	$(2.00)	$(0.10)	$(3.28)	$(1.15)

Number of shares used in computation
Basic and diluted	321	315	319	313

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net income and non-GAAP diluted earnings per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as amortization of intangibles, acquired in-process technology, and certain abandoned acquisition-related costs), stock-based compensation, goodwill impairment, restructuring charges, and losses on strategic investments. In addition, prior to fiscal 2009, the Company’s non-GAAP financial results excluded income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had the three and nine months ended December 31, 2007, been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($52) and ($132) as compared to ($49) and ($137), adjusted non-GAAP net income would have been $287 and $313 as compared to $290 and $308, and adjusted non-GAAP diluted earnings per share would have been $0.89 and $0.98 as compared to $0.90 and $0.96, respectively.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
Net loss	$(641)	$(33)	$(1,046)	$(361)

Acquired in-process technology	1	-	3	-
Amortization of intangibles	15	7	46	21
Certain abandoned acquisition-related costs	-	-	21	-
Change in deferred net revenue (packaged goods and digital content)	88	231	125	563
COGS amortization of intangibles	4	6	11	20
Goodwill impairment	368	-	368	-
Losses on strategic investments	27	12	67	12
Restructuring charges	18	78	41	85
Stock-based compensation	44	38	147	105
Income tax adjustments	255	(49)	241	(137)

Non-GAAP net income	$179	$290	$24	$308

Non-GAAP diluted earnings per share	$0.56	$0.90	$0.07	$0.96

Number of shares used in computation	322	323	325	320

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	December 31, 2008	March 31, 2008 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$1,959	$2,287
Marketable equity securities	302	729
Receivables, net of allowances of $303 and $238, respectively	794	306
Inventories	295	168
Deferred income taxes, net	48	145
Other current assets	239	290

Total current assets	3,637	3,925

Property and equipment, net	372	396
Goodwill	808	1,152
Other intangibles, net	236	265
Deferred income taxes, net	33	164
Other assets	118	157

TOTAL ASSETS	$5,204	$6,059

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$333	$229
Accrued and other current liabilities	943	683
Deferred net revenue (packaged goods and digital content)	512	387

Total current liabilities	1,788	1,299

Income tax obligations	228	319
Deferred income taxes, net	42	5
Other liabilities	93	97

Total liabilities	2,151	1,720

Common stock	3	3
Paid-in capital	2,074	1,864
Retained earnings	842	1,888
Accumulated other comprehensive income	134	584

Total stockholders’ equity	3,053	4,339

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,204	$6,059

(a)	Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2008	2007	2008	2007
OPERATING ACTIVITIES

Net loss	$(641)	$(33)	$(1,046)	$(361)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	48	42	152	115
Stock-based compensation	44	38	147	105
Net losses on investments and sale of property and equipment	27	9	67	8
Goodwill impairment	368	-	368	-
Non-cash restructuring charges	2	42	18	42
Acquired in-process technology	1	-	3	-
Change in assets and liabilities:
Receivables, net	(223)	(383)	(476)	(539)
Inventories	35	(69)	(128)	(108)
Other assets	12	22	30	(56)
Accounts payable	19	140	108	169
Accrued and other liabilities	52	267	171	183
Deferred income taxes, net	380	43	258	(68)
Deferred net revenue (packaged goods and digital content)	88	231	125	563

Net cash provided by (used in) operating activities	212	349	(203)	53

INVESTING ACTIVITIES

Capital expenditures	(27)	(25)	(90)	(62)
Purchase of marketable equity securities and other investments	-	-	-	(277)
Proceeds from maturities and sales of short-term investments	100	587	610	1,978
Purchase of short-term investments	(146)	(179)	(459)	(1,388)
Loan advance	-	(30)	-	(30)
Acquisition of subsidiaries, net of cash acquired	(16)	-	(58)	-

Net cash provided by (used in) investing activities	(89)	353	3	221

FINANCING ACTIVITIES
Proceeds from issuance of common stock	6	74	75	160
Excess tax benefit from stock-based compensation	(14)	14	2	45

Net cash provided by (used in) financing activities	(8)	88	77	205

Effect of foreign exchange on cash and cash equivalents	(33)	14	(51)	28

Increase (decrease) in cash and cash equivalents	82	804	(174)	507
Beginning cash and cash equivalents	1,297	1,074	1,553	1,371

Ending cash and cash equivalents	1,379	1,878	1,379	1,878
Short-term investments	580	705	580	705

Ending cash, cash equivalents and short-term investments	$1,959	$2,583	$1,959	$2,583

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	1,503	1,127	804	894	1,654	10%
Net revenue - trailing twelve months (“TTM”)	3,151	3,665	4,074	4,328	4,479	42%

Gross profit	721	665	508	337	729	1%
Gross profit % (as a % of net revenue)	48%	59%	63%	38%	44%
Gross profit - TTM	1,573	1,860	2,139	2,231	2,239	42%
Gross profit % (as a % of TTM net revenue)	50%	51%	53%	52%	50%

Operating income (loss)	7	(37)	(97)	(364)	(304)	(4443%	)
Operating income (loss) % (as a % of net revenue)	-	(3% )	(12% )	(41% )	(18% )
Operating loss - TTM	(521)	(487)	(401)	(491)	(802)	(54%	)
Operating loss % (as a % of TTM net revenue)	(17% )	(13% )	(10% )	(11% )	(18% )

Net loss	(33)	(94)	(95)	(310)	(641)	(1842%	)
Loss per share	$(0.10)	$(0.30)	$(0.30)	$(0.97)	$(2.00)	(1900%	)
Net loss - TTM	(385)	(454)	(417)	(532)	(1,140)	(196%	)
Loss per share - TTM	$(1.22)	$(1.45)	$(1.32)	$(1.67)	$(3.57)	(193%	)

CASH FLOW DATA
Operating cash flow	349	285	(291)	(124)	212	(39%	)
Operating cash flow - TTM	267	338	239	219	82	(69%	)

Capital expenditures	25	22	31	32	27	8%
Capital expenditures - TTM	122	84	101	110	112	(8%	)

BALANCE SHEET DATA

Cash, cash equivalents and short-term investments	2,583	2,287	1,947	1,825	1,959	(24%	)
Marketable equity securities	837	729	732	640	302	(64%	)
Receivables, net	830	306	269	547	794	(4%	)
Inventories	178	168	223	328	295	66%
Deferred net revenue (packaged goods and digital content)
End of the quarter	595	387	192	424	512
Less: Beginning of the quarter	364	595	387	192	424

Change in deferred net revenue (packaged goods and digital content)	231	(208)	(195)	232	88

STOCK-BASED COMPENSATION

Cost of goods sold	1	-	1	-	-
Marketing and sales	5	5	5	5	5
General and administrative	11	9	10	13	11
Research and development	21	31	34	35	28

Total Stock-Based Compensation	38	45	50	53	44

Marketing and sales	1%	-	1%	1%	-
General and administrative	1%	1%	1%	1%	1%
Research and development	1%	3%	4%	4%	2%

Total Stock-Based Compensation (as a % of Net Revenue)	3%	4%	6%	6%	3%

OTHER

Employees	8,165	9,037	9,391	9,671	9,760	20%
Diluted weighted-average shares	315	317	318	319	321

GEOGRAPHIC NET REVENUE MIX

North America	768	649	429	555	957	25%
Europe	668	421	329	301	623	(7%	)
Asia	67	57	46	38	74	10%

Net Revenue	1,503	1,127	804	894	1,654	10%

Geographic Net Revenue Mix (as a % of Net Revenue)
North America	51%	58%	53%	62%	58%
Europe	44%	37%	41%	34%	38%
Asia	5%	5%	6%	4%	4%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
PLATFORM NET REVENUE MIX

Xbox 360	196	128	81	224	265	35%
PLAYSTATION 3	102	152	139	98	217	113%
Wii	139	75	57	33	172	24%
PlayStation 2	301	166	79	54	137	(54%)
Xbox	3	1	-	1	-	(100%)
Nintendo GameCube	1	-	-	-	-	(100%)

Total Consoles	742	522	356	410	791	7%

PC	148	114	86	88	119	(20%)

Nintendo DS	122	36	21	43	115	(6%)
Wireless	39	42	44	47	48	23%
PSP	74	69	57	36	35	(53%)
Game Boy Advance	2	-	-	-	-	(100%)

Total Mobile	237	147	122	126	198	(16%)

Co-publishing and Distribution	320	295	191	214	456	43%

Licensing, Advertising & Other	31	24	21	27	45	45%
Subscription Services	25	25	28	29	45	80%

Total Internet Services, Licensing & Other	56	49	49	56	90	61%

Total Net Revenue	1,503	1,127	804	894	1,654	10%

Platform Net Revenue Mix (as a % of Net Revenue)
Xbox 360	13%	11%	10%	25%	16%
PLAYSTATION 3	7%	14%	17%	11%	13%
Wii	9%	7%	7%	4%	11%
PlayStation 2	20%	15%	10%	6%	8%

Total Consoles	49%	47%	44%	46%	48%

PC	10%	10%	11%	10%	7%

Nintendo DS	8%	3%	3%	5%	7%
Wireless	3%	4%	5%	5%	3%
PSP	5%	6%	7%	4%	2%

Total Mobile	16%	13%	15%	14%	12%

Co-publishing and Distribution	21%	26%	24%	24%	27%

Licensing, Advertising & Other	2%	2%	3%	3%	3%
Subscription Services	2%	2%	3%	3%	3%

Total Internet Services, Licensing & Other	4%	4%	6%	6%	6%

Total Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)

Xbox 360	5	4	4	8	8	60%
PLAYSTATION 3	5	4	3	8	7	40%
Wii	7	-	1	4	12	71%
PlayStation 2	7	-	2	4	7	-
Xbox	-	-	-	1	-	-

Total Consoles	24	8	10	25	34	42%

PC	4	5	8	5	13	225%

Nintendo DS	5	1	-	6	9	80%
PSP	4	1	1	3	3	(25%)

Total Mobile	9	2	1	9	12	33%

Total SKUs	37	15	19	39	59	59%

(a)	Co-publishing and Distribution, Wireless, iPod®, and iPhone™ releases are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, certain abandoned acquisition-related costs, goodwill impairment, and restructuring charges. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q3 and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted income tax adjustments would have been ($52) and ($37) as compared to ($49) and $6, adjusted non-GAAP net income (Ioss) would have been $287 and ($13) as compared to $290 and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been $0.89 and ($0.04) as compared to $0.90 and $0.09, respectively.

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS

GAAP net revenue	$1,503	$1,127	$804	$894	$1,654	10%
Change in deferred net revenue (packaged goods and digital content)	231	(208)	(195)	232	88

Non-GAAP net revenue	$1,734	$919	$609	$1,126	$1,742	-

GAAP gross profit	$721	$665	$508	$337	$729	1%
Change in deferred net revenue (packaged goods and digital content)	231	(208)	(195)	232	88
COGS amortization of intangibles	6	6	3	4	4
Stock-based compensation	1	-	1	-	-

Non-GAAP gross profit	$959	$463	$317	$573	$821	(14%)

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	55%	50%	52%	51%	47%

GAAP operating income (loss)	$7	$(37)	$(97)	$(364)	$(304)	(4443%)
Acquired in-process technology	-	138	2	-	1
Amortization of intangibles	7	13	15	16	15
Certain abandoned acquisition-related costs	-	-	-	21	-
Change in deferred net revenue (packaged goods and digital content)	231	(208)	(195)	232	88
COGS amortization of intangibles	6	6	3	4	4
Goodwill impairment	-	-	-	-	368
Restructuring charges	78	18	20	3	18
Stock-based compensation	38	45	50	53	44

Non-GAAP operating income (loss)	$367	$(25)	$(202)	$(35)	$234	(36%)

Non-GAAP operating income (loss) profit % (as a % of non-GAAP net revenue)	21%	(3% )	(33% )	(3% )	13%

GAAP net loss	$(33)	$(94)	$(95)	$(310)	$(641)	(1842%)
Acquired in-process technology	-	138	2	-	1
Amortization of intangibles	7	13	15	16	15
Certain abandoned acquisition-related costs	-	-	-	21	-
Change in deferred net revenue (packaged goods and digital content)	231	(208)	(195)	232	88
COGS amortization of intangibles	6	6	3	4	4
Goodwill impairment	-	-	-	-	368
Losses on strategic investments	12	106	6	34	27
Restructuring charges	78	18	20	3	18
Stock-based compensation	38	45	50	53	44
Income tax adjustments	(49)	6	59	(73)	255

Non-GAAP net income (loss)	$290	$30	$(135)	$(20)	$179	(38%)

Non-GAAP net income (loss) % (as a % of non-GAAP net revenue)	17%	3%	(22% )	(2% )	10%
GAAP loss per share	$(0.10)	$(0.30)	$(0.30)	$(0.97)	$(2.00)	(1900%)
Non-GAAP diluted earnings (loss) per share	$0.90	$0.09	$(0.42)	$(0.06)	$0.56	(38%)
Number of shares used in computation	323	323	318	319	322

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating loss, net loss and loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), amortization of intangibles, stock-based compensation, acquired in-process technology, certain abandoned acquisition-related costs, goodwill impairment, and restructuring charges. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude losses on strategic investments and, prior to fiscal 2009, income tax adjustments consisting of the income tax expense or benefit associated with the foregoing excluded items and the impact of certain one-time income tax adjustments. On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q3 and Q4 in FY08 and Q1, Q2, and Q3 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM income tax adjustments would have been ($150), ($170), ($108), ($103), and $204 as compared to ($138), ($131), ($55), ($57), and $247, adjusted TTM non-GAAP net income would have been $315, $300, $219, $119, and $11 as compared to $327, $339, $272, $165, and $54, and adjusted TTM non-GAAP diluted earnings per share would have been $0.97, $0.94, $0.68, $0.37, and $0.04 as compared to $1.01, $1.06, $0.84, $0.51, and $0.17, respectively.

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS

GAAP net revenue	$3,151	$3,665	$4,074	$4,328	$4,479	42%
Change in deferred net revenue (packaged goods and digital content) (a)	563	355	124	60	(83)

Non-GAAP net revenue (a)	$3,714	$4,020	$4,198	$4,388	$4,396	18%

GAAP gross profit	$1,573	$1,860	$2,139	$2,231	$2,239	42%
Change in deferred net revenue (packaged goods and digital content) (a)	563	355	124	60	(83)
COGS amortization of intangibles	27	26	22	19	17
Stock-based compensation	3	2	3	2	1

Non-GAAP gross profit	$2,166	$2,243	$2,288	$2,312	$2,174	-

Non-GAAP gross profit % (as a % of non-GAAP net revenue)	58%	56%	55%	53%	49%

GAAP operating loss	$(521)	$(487)	$(401)	$(491)	$(802)	(54%)
Acquired in-process technology	-	138	140	140	141
Amortization of intangibles	28	34	42	51	59
Certain abandoned acquisition-related costs	-	-	-	21	21
Change in deferred net revenue (packaged goods and digital content) (a)	563	355	124	60	(83)
COGS amortization of intangibles	27	26	22	19	17
Goodwill impairment	-	-	-	-	368
Restructuring charges	88	103	121	119	59
Stock-based compensation	132	150	171	186	192

Non-GAAP operating income (loss)	$317	$319	$219	$105	$(28)	(109%)

Non-GAAP operating income (loss) % (as a % of non-GAAP net revenue)	9%	8%	5%	2%	(1%)

GAAP net loss	$(385)	$(454)	$(417)	$(532)	$(1,140)	(196%)
Acquired in-process technology	-	138	140	140	141
Amortization of intangibles	28	34	42	51	59
Certain abandoned acquisition-related costs	-	-	-	21	21
Change in deferred net revenue (packaged goods and digital content) (a)	563	355	124	60	(83)
COGS amortization of intangibles	27	26	22	19	17
Goodwill impairment	-	-	-	-	368
Losses on strategic investments	12	118	124	158	173
Restructuring charges	88	103	121	119	59
Stock-based compensation	132	150	171	186	192
Income tax adjustments	(138)	(131)	(55)	(57)	247

Non-GAAP net income	$327	$339	$272	$165	$54	(83%)

Non-GAAP net income % (as a % of non-GAAP net revenue)	9%	8%	6%	4%	1%

GAAP loss per share	$(1.22)	$(1.45)	$(1.32)	$(1.67)	$(3.57)	(193%)
Non-GAAP diluted earnings per share	$1.01	$1.06	$0.84	$0.51	$0.17	(83%)

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Business Metrics

(in millions, except per share data)

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (a)

Non-GAAP net revenue	1,734	919	609	1,126	1,742	-
Non-GAAP net revenue - TTM	3,714	4,020	4,198	4,388	4,396	18%

Non-GAAP gross profit	959	463	317	573	821	(14%)
Non-GAAP gross profit % (as a % of non-GAAP net revenue)	55%	50%	52%	51%	47%
Non-GAAP gross profit - TTM	2,166	2,243	2,288	2,312	2,174	-
Non-GAAP gross profit % (as a % of TTM non-GAAP net revenue)	58%	56%	55%	53%	49%

Non-GAAP operating income (loss)	367	(25)	(202)	(35)	234	(36%)
Non-GAAP operating income (loss) % (as a % of non-GAAP net revenue)	21%	(3%)	(33%)	(3%)	13%
Non-GAAP operating income (loss) - TTM	317	319	219	105	(28)	(109%)
Non-GAAP operating income (loss) % (as a % of TTM non-GAAP net revenue)	9%	8%	5%	2%	(1%)

Non-GAAP net income (loss) (b)	290	30	(135)	(20)	179	(38%)
Non-GAAP diluted earnings (loss) per share (b)	$0.90	$0.09	$(0.42)	$(0.06)	$0.56	(38%)
Non-GAAP net income - TTM (b)	327	339	272	165	54	(83%)
Non-GAAP diluted earnings per share - TTM (b)	$1.01	$1.06	$0.84	$0.51	$0.17	(83%)

GEOGRAPHIC NET REVENUE MIX (GAAP TO NON-GAAP RECONCILIATION)

North America	768	649	429	555	957	25%
Europe	668	421	329	301	623	(7%)
Asia	67	57	46	38	74	10%

GAAP Net Revenue	1,503	1,127	804	894	1,654	10%

North America	93	(105)	(89)	191	(47)
Europe	124	(103)	(95)	37	123
Asia	14	-	(11)	4	12

Change In Deferred Net Revenue (Packaged Goods and Digital Content)	231	(208)	(195)	232	88

North America	861	544	340	746	910	6%
Europe	792	318	234	338	746	(6%)
Asia	81	57	35	42	86	6%

Non-GAAP Net Revenue	1,734	919	609	1,126	1,742	-

Non-GAAP Geographic Net Revenue Mix (as a % of Non-GAAP Net Revenue)
North America	50%	59%	56%	66%	52%
Europe	45%	35%	38%	30%	43%
Asia	5%	6%	6%	4%	5%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.
(b)

On April 1, 2008, the Company began using a fixed, long-term projected tax rate of 28% internally to evaluate its operating performance, to forecast, plan and analyze future periods, and to assess the performance of its management team. Accordingly, the Company began applying the same 28% tax rate to its fiscal 2009 non-GAAP financial results. Had Q3 and Q4 in FY08 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted non-GAAP net income (Ioss) would have been $287 and ($13) as compared to $290 and $30, and adjusted non-GAAP diluted earnings (loss) per share would have been $0.89 and ($0.04) as compared to $0.90 and $0.09. Had Q3 and Q4 in FY08 and Q1, Q2, and Q3 in FY09 been adjusted to reflect a comparable 28% non-GAAP tax rate, adjusted TTM non-GAAP net income would have been $315, $300, $219, $119, and $11 as compared to $327, $339, $272, $165, and $54, and adjusted TTM non-GAAP diluted earnings per share would have been $0.97, $0.94, $0.68, $0.37, and $0.04 as compared to $1.01, $1.06, $0.84, $0.51, and $0.17, respectively.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q3 FY08	Q4 FY08	Q1 FY09	Q2 FY09	Q3 FY09	YOY % Change
PLATFORM NON-GAAP NET REVENUE MIX
Non-GAAP Net Revenue
PLAYSTATION 3	196	138	68	166	273	39%
Xbox 360	196	128	81	224	265	35%
Wii	156	61	39	60	200	28%
PlayStation 2	324	52	40	77	126	(61%)
Xbox	3	1	-	1	-	(100%)
Nintendo GameCube	1	-	-	-	-	(100%)

Total Consoles	876	380	228	528	864	(1%)

PC	153	92	70	190	111	(27%)

Nintendo DS	122	36	21	43	115	(6%)
PSP	111	47	26	33	70	(37%)
Wireless	39	42	43	47	50	28%
Game Boy Advance	2	-	-	-	-	(100%)

Total Mobile	274	125	90	123	235	(14%)

Co-publishing and Distribution	372	271	171	221	453	22%

Licensing, Advertising & Other	36	28	23	36	45	25%
Subscription Services	23	23	27	28	34	48%

Total Internet Services, Licensing & Other	59	51	50	64	79	34%

Non-GAAP Net Revenue	1,734	919	609	1,126	1,742	-

Change in Deferred Net Revenue (Packaged Goods and Digital Content)
PLAYSTATION 3	(94)	14	71	(68)	(56)
Wii	(17)	14	18	(27)	(28)
PlayStation 2	(23)	114	39	(23)	11
PC	(5)	22	16	(102)	8
PSP	(37)	22	31	3	(35)
Wireless	-	-	1	-	(2)
Co-publishing and Distribution	(52)	24	20	(7)	3
Licensing, Advertising & Other	(5)	(4)	(2)	(9)	-
Subscription Services	2	2	1	1	11

Change in Deferred Net Revenue (Packaged Goods and Digital Content)	(231)	208	195	(232)	(88)

GAAP Net Revenue	1,503	1,127	804	894	1,654

PLATFORM NON-GAAP NET REVENUE MIX (as a % of Non-GAAP Net Revenue)
Non-GAAP Net Revenue
PLAYSTATION 3	11%	15%	11%	15%	16%
Xbox 360	11%	14%	13%	20%	15%
Wii	9%	7%	6%	5%	12%
PlayStation 2	19%	5%	7%	7%	7%

Total Consoles	50%	41%	37%	47%	50%
PC	9%	10%	12%	17%	6%

Nintendo DS	7%	4%	4%	4%	6%
PSP	7%	5%	4%	3%	4%
Wireless	2%	4%	7%	4%	3%

Total Mobile	16%	13%	15%	11%	13%

Co-publishing and Distribution	22%	30%	28%	20%	26%

Licensing, Advertising & Other	2%	3%	4%	3%	3%
Subscription Services	1%	3%	4%	2%	2%

Total Internet Services, Licensing & Other	3%	6%	8%	5%	5%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet

Quarterly Product Releases

Q3 Fiscal 2009

Platforms (see references below)	Xbox 360	PS3	Wii	PS2	PC	NDS	Wire- less	iPod	iPhone	PSP

• BoogieTM SuperStar			X
• Brain Training For Dummies®					X
• Celebrity Sports Showdown			X
• CLUE®							X
• Command & ConquerTM Red AlertTM 3	X				X
• Dead SpaceTM	X	X			X
• EA SPORTSTM FIFA 09							X
• EA SPORTSTM FIFA Manager 2009					X
• FaceBreakerTM K.O. Party			X
• FIFA Soccer 09 (North America release)	X	X	X	X	X	X				X
• HASBRO FAMILY GAME NIGHT			X	X
• LITTLEST PET SHOPTM			X		X
• LITTLEST PET SHOPTM Garden						X
• LITTLEST PET SHOPTM Jungle						X
• LITTLEST PET SHOPTM Winter						X
• Mirror’s EdgeTM	X	X
• MONOPOLY	X	X	X	X
• MONOPOLY WORLDWIDE EDITION									X
• MySimsTM					X
• MySimsTM Kingdom			X			X
• NBA LIVE 09	X	X	X	X						X
• NBA STREET							X
• NCAA® Basketball 09	X	X		X
• Need for SpeedTM Undercover	X	X	X	X	X	X	X			X
• NERF-N-STRIKETM			X
• NHL® 09				X	X
• PICTUREKA!TM MAYHEM MUSEUMTM					X
• Poker For Dummies®					X
• RISK®							X
• SimCityTM									X
• SimCityTM Metropolis							X
• Skate It			X			X
• SporeTM Creepy & Cute Parts Pack					X
• The SimpsonsTM 2 Itchy & Scratchy Land							X
• The SimsTM 2 Mansion and Garden Stuff					X
• Tiger Woods PGA TOUR® 09								X
• Travel Games For Dummies®						X
• TRIVIAL PURSUIT							X
• YAHTZEE Adventures									X
• ZuboTM						X

Co-publishing and Distribution

• Left 4 Dead	X				X
• Rock BandTM 2 (Europe release)	X
• Rock BandTM 2 (North America release)		X		X
• Rock BandTM 2 Software Only (North America release)			X
• Rock BandTM 2 Special Edition (North America release)			X
• Rock BandTM AC/DC Live (Europe release)	X	X
• Rock BandTM AC/DC Live (North America release)	X	X	X	X
• Rock BandTM Track Pack Volume 2 (North America release)	X	X	X	X

Platform references

“Xbox 360” refers to Xbox 360®
“PS3” refers to PLAYSTATION®3
“Wii” refers to WiiTM
“PS2” refers to PlayStation®2
“NDS” refers to Nintendo DSTM
“iPod” refers to iPod®
“iPhone” refers to iPhoneTM
“PSP” refers to PSP®

All trademarks are the property of their respective owners. Co-publishing and Distribution, Wireless, iPod, and iPhone releases are not included in SKU count.